UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 5, 2004

                            SILVERADO FINANCIAL INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Nevada                              0-28375                   86-0824125
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State or other jurisdiction          Commission                 IRS Employer
Of incorporation                     File Number          Identification Number


 5976 W. Las Positas Blvd., Suite 112, Pleasanton, CA                 94588
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     (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number including area code: (925) 227-1500




ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On May 5,2004 the Company announced that it had acquired of all of the issued and outstanding shares of Lendingtech.com,Inc. ,(Lendingtech),from Michael Petrullo, its sole owner and shareholder, for $520,000 of debt.

The agreement was subsequently modified July 20, 2004 to extend the closing date of the acquisition until the completion of an audit on Lendingtech.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

Audited financial statements of Lendingtech through December 31, 2003 and unaudited statements for the four months ended April 30, 2004 and the unaudited consolidated pro forma statements of the combined Registrant will be filed by amendment to this filing.

EXHIBITS

     10.1 Stock  Purchase   Agreement  between  Silverado   Financial  Inc.  and
          Lendingtech.com, Inc. incorporated by reference to Form 8-K filed on May 20, 2004.

     10.2 Modification of Stock Purchase Agreement between Silverado Financial Inc. and Lendingtech.com, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 12, 2004

                                 SILVERADO FINANCIAL INC.

                                 By  /s/ John Hartman
                                     -----------------------------------------
                                         John Hartman, Chief Executive Officer